Exhibit 99.1

TWENTIETH ADDENDUM TO APPENDIX A OF
FOURTH AMENDED AND RESTATED SERVICE AGREEMENT

This Twentieth Addendum to Appendix A of that certain Fourth Amended and Restated Service Agreement (the "Addendum") is entered into as of this 31st day of January, 2024, by and between Comenity Bank (“Bank”), a Delaware state bank, with its principal place of business at One Righter Parkway, Suite 100, Wilmington, Delaware 19803 and Comenity Servicing LLC (“Servicer”), a Texas limited liability company with its principal place of business at 3095 Loyalty Circle, Columbus, OH 43219.

RECITALS

WHEREAS, Bank and Servicer entered into that certain Fourth Amended and Restated Service Agreement as of June 1, 2022 (the “Agreement”) to outsource certain services to Servicer; and

WHEREAS, Bank and Servicer desire to modify certain Performance Standards set forth in Exhibit A to the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Bank and Servicer agree as follows:

1. Performance Standards. Bank and Servicer agree to amend the Performance Standards set forth in Appendix A to the Agreement, such that certain Performance Standards are hereby amended as set forth in further detail in Exhibit A hereto.

2. Effective Date: The amendments to the Performance Standards, as set forth in Exhibit A hereto, shall be effective as of the first day of the month following the month in which this Addendum is executed.

3. Miscellaneous. Capitalized terms not otherwise defined in this Addendum shall have the meanings assigned to them in the Agreement. Other than as set forth above and in Exhibit A hereto, the parties agree that the Agreement, as amended by this Addendum, shall continue in full force and effect. The parties may execute this Addendum in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

Twentieth Addendum to Appendix A of
Fourth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their authorized officers effective as of the date first written above.

Comenity Bank

By: /s/ Baron Schlachter
Name: Baron Schlachter
Title: Comenity Bank President

Comenity Servicing LLC

By: /s/ Tammy McConnaughey
Name: Tammy McConnaughey
Title: EVP, Chief Credit Risk and Operations Officer

Twentieth Addendum to Appendix A of
Fourth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

EXHIBIT A

SECTION I: SERVICES AND PERFORMANCE STANDARDS APPLICABLE TO ALL COMENITY BANK PRODUCTS

1. Amendments. Set forth below are revisions to existing Performance Standards, all of which shall be incorporated into Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Amended/ Added
BSA/AML (CMSRV-CB)
•    Support day-to-day functions of the Compliance function in the areas of BSA/AML/OFAC, to ensure all regulatory requirements are met.
•    Initiate review of Watch List Filtering, Suspicious Activity Monitoring, and OFAC alerts.
•    Support reporting for senior Bank management, committees and boards as requested.
•    Analyze account and customer activity to determine if Currency Transaction Reports (CTRs) are warranted.
•    Prepare and support CTRs reporting to senior bank management, committees, and boards.
	N/A	N/A	Added Service Description
	1st Level Watch List Filtering (WLF) Alerts: • 100% of Watch List Filtering Alerts completed within 75 calendar days of alert generation.	M	Amended
	1st Level Suspicious Activity Monitoring (SAM) Alerts: • 100% of Transaction Monitoring Alerts completed within 30 calendar days of alert generation.	M	Amended
	OFAC Real Time Alerts: • 100% of OFAC Real Time Alerts completed within 6 calendar days of alert generation.	M	Amended

Twentieth Addendum to Appendix A of
Fourth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank
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